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                             Prospectus Supplement
                           Allmerica Select Resource
                  Supplement to Prospectus Dated May 1, 1995

The second paragraph under the caption DISTRIBUTION, on page 30 of the prospectus, is amended to read in its entirety as follows:

Allmerica Financial pays commissions not to exceed 6.0% of purchase payments to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of contract value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contracts, including the recruitment and training of personnel, production of promotional literature, and similar services.

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                                               Supplement Dated March 1, 1996